FOR IMMEDIATE RELEASE



  Polo Ralph Lauren, NBC and its Affiliated Companies Form Ralph Lauren Media to Bring American Lifestyle Experience to Consumers Through Multi-Media

                 Combines Strengths of Global Polo Brand With
       Powerhouse Integrated Media Companies NBC, ValueVision and NBCi


  Joint Venture's First Consumer Offering is American Lifestyle Destination,
                                   Polo.com


New York, New York -February 7, 2000 -Polo Ralph Lauren (NYSE: RL), NBC and two of NBC's affiliated companies -ValueVision International, Inc. (Nasdaq:
VVTV) and NBC Internet, Inc. (Nasdaq: NBCI) -today announced the formation of Ralph Lauren Media, a new and separate company that will bring the Polo Ralph Lauren American lifestyle experience to consumers via multiple media platforms, including the Internet, broadcast, cable and print.

Ralph Lauren Media will leverage the enormous global brand equity established by both Polo Ralph Lauren and NBC, targeting a broad demographic that both companies share to create a new, media company. Ralph Lauren Media will provide consumers new ways to experience Polo Ralph Lauren's American lifestyle using the NBC family of companies' high quality content, broad-reaching distribution platforms and online expertise.

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The new Company's premier initiative will be Polo.com, a destination site dedicated to the American lifestyle that will include original content, commerce and a strong community component. Polo.com, is expected to launch in the fourth quarter of 2000 and will initially include an assortment of men's, women's and children's products across the Ralph Lauren family of brands as well as unique gift items. Polo.com will also receive anchor shopping tenancies on NBCi's Snap portal service. ValueVision will provide fulfillment and customer service for the venture.

"What began as a tie 33 years ago has grown into an entire world and lifestyle that has redefined how American style and quality is perceived. Polo has always been in the business of selling quality products by telling stories and inviting our consumers to be part of a dream," said Ralph Lauren, Founder, Chairman and Chief Executive Officer of Polo Ralph Lauren. "We were the first to create lifestyle advertisements that tell a story. We were the first to create stores that enabled our consumers to interact with that lifestyle. Together with NBC and its affiliated companies we are creating another first; a next generation media company that delivers an even richer consumer experience without boundaries."

"Polo Ralph Lauren's brands have come to define the American lifestyle for the world," said Bob Wright, President and CEO of NBC and Chairman of NBCi. "Polo Ralph Lauren is a terrific partner for NBC -with a very strong brand
identity.   As we continue to reach our viewers through network and cable television and the Internet, our long-term goal is to turn our television viewers into users and then into buyers through our various related platforms
- NBC, NBCi and ValueVision. This partnership allows us to leverage our respective strengths to create and deliver content, community and commerce through both traditional and new media platforms."





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Ralph Lauren Media

Under the terms of the 30-year joint venture, Ralph Lauren Media will be owned 50% by Polo Ralph Lauren, 25% by NBC, 12.5% by ValueVision, 10% by NBCi and 2.5% by CNBC.com. In exchange for their interest in Ralph Lauren Media, NBC will contribute $110 million of television and online advertising on NBC and CNBC.com properties, NBCi will contribute $40 million in online distribution and promotion and ValueVision will contribute a cash funding commitment up to $50 million. Ralph Lauren Media will be based in New York City and will be headed by Jeffrey D. Morgan, formerly worldwide publisher of Men's Health, one of the fastest growing magazines in the world (see today's separate release). Ralph Lauren Media's managing board will have equal representation from Polo Ralph Lauren and NBC, including its affiliated companies.

"Polo Ralph Lauren is the most powerful lifestyle brand in the world and is best suited to take advantage of this exciting new world of content, commerce and community," said Jeff Morgan, President and Chief Executive Officer of Ralph Lauren Media. "By leveraging the media and fulfillment assets of the NBC group of companies with the Polo Ralph Lauren resources, we will translate this incredible brand into a dominant force in both the digital and traditional space."


Polo.com

Polo.com will be the definitive online service to market and sell apparel, accessories and home products bearing the Polo and Ralph Lauren brands. Ralph Lauren Media's Polo.com products and services will have unparalleled support and distribution through Polo Ralph Lauren's store and advertising network, NBC's "most watched" television network and NBCi's leading presence on the Web, via anchor shopping tenancies on NBCi's popular Snap Internet portal as well as promotions on CNBC.com. ValueVision, the fastest growing


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home shopping network, will provide all customer service, distribution and fulfillment for Ralph Lauren Media on an exclusive basis through dedicated facilities that are being designed to provide customers with the highest level of service. ValueVision will be re-launched as SnapTV later this year.


Polo Ralph Lauren's Role

Polo Ralph Lauren will market Polo.com through its annual $100 million print advertising campaign. In addition, the Company will supply its product at initial cost of inventory and provide customer service through returns, exchanges and personal assistance at its 27 full-line retail stores across the United States. Excess inventory will be managed through the Company's outlet stores.


NBC and NBCi's Role

NBC has committed to provide Polo.com $100 million in television advertising on NBC over a five-year period. NBCi has committed $40 million in online distribution via anchor shopping tenancies in Snap's clothing center and luxury area, combined with related online marketing and promotion across all NBCi sites. CNBC.com has also committed $10 million of online advertising.


"The creation of Ralph Lauren Media represents another strong arena in which NBCi will be able to leverage a globally recognized brand to turn media audiences into Internet users and buyers, and will also bring our Snap portal service into the high-end lifestyle market," said Chris Kitze, Chief Executive Officer of NBCi. "We are proud that Polo Ralph Lauren has allied with the NBC family to create an integrated media service to offer both branded content and e-commerce, in a world where the Internet, traditional media and shopping models continue to converge."







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ValueVision International's Role

ValueVision will provide fulfillment, distribution and customer service for Polo.com by converting its existing 300,000 square foot Bowling Green, Kentucky distribution center into a dedicated state-of-the-art facility for Polo.com. ValueVision will also commit to provide Polo.com with up to $50 million of capital to fund start-up costs.


"ValueVision is excited to be playing an integral role in Ralph Lauren Media," said Stuart Goldfarb, Vice Chairman of ValueVision. "This company builds on Polo Ralph Lauren's legacy of creating brands of the highest quality recognized worldwide and excellent customer service is at its core. ValueVision's fulfillment capabilities will be a critical component driving the success of this venture. Furthermore, Ralph Lauren Media represents the prime example of ValueVision's core strategy--integrating dominant retail brands with leading television, Internet, and transactional platforms."


About Polo Ralph Lauren

Polo Ralph Lauren Corporation (NYSE: RL) is a leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories, and fragrances. For more than 30 years, Polo's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include, "Polo by Ralph Lauren", "Polo Sport Ralph Lauren", "Ralph Lauren Collection", "Ralph Lauren Purple Label", "RALPH by Ralph Lauren", "Lauren by Ralph Lauren", "Polo Jeans Co. Ralph Lauren", and "Chaps Ralph Lauren", among others, constitute one of the world's most widely recognized families of consumer brands. In addition, the Company acquired Club Monaco, a Canadian-based retailer of fashion-forward styles in April 1999.




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About NBC

NBC is a global media company with broadly diverse holdings. NBC owns and operates the NBC Television Network as well as thirteen television stations. In the United States, NBC owns CNBC, operates MSNBC in partnership with Microsoft, and maintains equity interests in Arts & Entertainment and The History Channel. NBC also has an equity stake in Rainbow Programming Holdings, a leading media company with a wide array of entertainment and sports cable channels, including the Madison Square Garden network, and ValueVision International.


NBC is the leader among traditional media companies in Internet and new media business. NBC owns 47 percent of NBC Internet Inc. (NBCi), serving as the media company's exclusive Internet portal and broad-based e-commerce service. NBC also holds equity stakes in CNET, Talk City, iVillage, Telescan, 24/7 Media, TiVo, Wink Communications, Gemstar, Intertainer and other new media companies. Also, together with Microsoft and Dow Jones, NBC operates CNBC/Dow Jones Business Video, offering video- and audio-based financial news an information to financial professionals and institutions. Internationally, NBC owns and operates CNBC: A Service of NBC and Dow Jones in partnership with Dow Jones & Company in Europe and Asia. In partnership with National Geographic and Fox/BSkyB, the network owns and operates the National Geographic Channel in Europe and Asia. Members of the media can get more information about NBC and its programming on the NBC Media Village Web site at www.nbcmv.com.


About ValueVision International, Inc.

ValueVision International, Inc. owns and operates the third largest and fastest growing home shopping network and a companion Internet shopping web site, both which are being re-branded as SnapTV and SnapTV.com, respectively, as part of a wide-ranging direct e-commerce strategy the company is pursuing with NBCi. The moves are expected to position SnapTV and NBCi as the leaders


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

in the ongoing convergence of television and the Internet, combining the promotional and selling power of television with the purely digital world of e-commerce. ValueVision, which is approximately 39.9% owned by GE Equity and NBC, offers live programming 24 hours a day, 7 days a week. As of October 31, 1999, approximately 31 million homes are able to receive the company's programming on either a full-time or part-time basis. For additional information on ValueVision, please visit the company's web site at http://www.vvtv.com.


About NBC Internet, Inc. (NBCi)

NBC Internet, Inc. (NBCi), a branded global integrated media company, commenced operations in November 1999. NBCi integrates major media platforms, including Internet, broadcast and cable television and radio, to deliver powerful ways for partners to connect with users and customers. NBCi's flagship consumer Web site, Snap (www.snap.com), provides a comprehensive online experience to users worldwide via Internet search & directory, community, shopping, e-commerce, multimedia and entertainment services across all bandwidths.


NBCi was created through the combination of Snap, XOOM.com, NBC.com, NBC

Interactive Neighborhood, VideoSeeker and a 10 percent equity stake in CNBC.com. NBC Internet publicly trades under the ticker NBCI on The Nasdaq Stock Market (Registered Trademark). NBC, a subsidiary of General Electric (NYSE: GE), holds a 47 percent ownership stake in NBCi and brings to the venture the storied heritage of 70 years of branded media and technology innovations. NBCi is headquartered in San Francisco and has offices in New York City, Los Angeles, Chicago and Paris, France. For more information about NBCi and its constituent Internet services, please see the NBCi corporate Web site at www.nbci.com.





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

Polo Ralph Lauren Safe Harbor

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation reform Act of 1995. Such forward-looking statements are based on the current expectations and involve certain risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Securities and Exchange Commission filings of the Company.

NBCi Safe Harbor

This press release contains statements that are forward-looking. These statements are based on NBCi's expectations of its future results as of the date of this press release. NBCi undertakes no obligation to update these statements for revisions or changes after the date of this press release. Actual results may differ materially from those projected because of a number of risks and uncertainties, including those listed from time to time in NBC Internet Inc.'s SEC reports, including but not limited to XOOM.com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998; XOOM.com's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999; and the Registration Statements on Form S-4 and Form S-1 filed by NBC Internet, Inc., as amended. Important factors that could cause the results to differ materially from those in any such forward-looking statements include: NBCi's limited operating history; unpredictability of its quarter-to-quarter results; its unproven business model and dependence on members; risks associated with its international operations; its reliance on a network infrastructure; its dependence on vendors and suppliers; management of its growth and expansion; risks associated with brand development; its reliance on advertising revenue; intense competition with other Web communities and businesses; the risks of infringement of intellectual property rights; risks associated with acquisitions; and reliance on strategic relationships.

ValueVision International Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this news release contains statements that are forward-looking such as statements relating to increased revenue and cable home distribution, the Company's future profitability, entrance into e-commerce, the launching of the Company's Internet initiative, SnapTV.com, the timing of the SnapTV rebranding, and the continuing success in developing new strategic alliances (including the GE Equity and NBC alliance). There are certain important


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

factors, such as consumer spending and debt levels, interest rates, competitive pressure on sales and pricing, and the maintenance of distribution of the Company's programming that could cause results to differ materially from those forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including the possibility that revenues and cable distribution will not continually increase, that gross profit margins will decrease, that e-commerce and the Company's rebranding to SnapTV will not be successful, and other strategic alliances (including the GE Equity and NBC alliance) may not result in increased revenues, earnings, or subscribers. For more information on the potential factors that could affect the Company's financial results, investors should refer to the Company's recent filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.


Media Contacts For:

Polo Ralph Lauren:
     Ann Hance or Jason Thompson, Abernathy MacGregor Group, 212-371-5999, amh@abmac.com or jft@abmac.com

NBC:
     Kassie Canter, Senior Vice President, 212-664-7142, kassie.canter@nbc.com Maria Battaglia, Vice President, 212-664-3457, maria.battaglia@nbc.com

ValueVision:
     Anthony Giombetti, Director of Communications, 612-918-5608, agiombetti@vvtv.com

NBCi:
     Robert Silverman, Vice President, 212-664-2756, robert.silverman@nbc.com


Investor Contacts For:

Polo Ralph Lauren:
     Nancy Murray, Vice President, 212-813-7862, nmurray@poloralphlauren.com

ValueVision:
     Nick Vassallo, Director of Financial Reporting, 612-947-5200, nvassallo@vvtv.com

NBCi:
     Roger Maes, Director, Corporate Communications, 415-288-2568, roger@nbci.com

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